LEGG MASON GROWTH TRUST, INC.

                Supplement to the Prospectus dated August 1, 2005
                          (as revised December 1, 2005)


  This supplement supersedes the Prospectus supplement dated January 30, 2006.

The following changes to the Legg Mason Growth Trust Prospectus are effective beginning April 21, 2006.


1. A new section entitled "Shareholder Accounts" is incorporated into the Prospectus and states the following:

      You have the following options for holding fund shares.

      1. You may hold fund shares in a securities brokerage account with a firm that has an agreement with the fund's distributor with respect to the class of shares that you own. At the present time, there are only a small number of securities firms that have agreements of this kind.

      2. You may hold fund shares directly with the fund, through its transfer agent. There are no additional fees to you for holding your shares directly with the fund in this manner. You will receive confirmations of transactions from the fund's transfer agent and periodic statements reporting your account activity and share ownership. To assist you in the management of your account you may direct the fund's transfer agent to send copies of your confirmations and/or periodic statements to another party whom you designate, at no charge. You may call the fund at 800-822-5544 (Primary Class) or 888-425-6432 (Institutional and Financial Intermediary Class) regarding holding fund shares directly with the fund.



2. The following information replaces the section entitled "Services for Investors - Exchange Privilege" beginning on page 29 of the Prospectus in its entirety.


Primary Class
Primary Class shares of the fund may be exchanged for Primary Class shares of any other Legg Mason fund and for Class A shares of the Smith Barney Cash Portfolio ("Cash Portfolio"). If you choose to exchange your fund shares for shares of the Cash Portfolio, the only exchange option available to you will be to exchange back to Primary Class shares of a Legg Mason fund. You can request an exchange in writing or by telephone.

Institutional Class and Financial Intermediary Class
Institutional Class and Financial Intermediary Class shares of the fund may be exchanged for shares of the same class of any other Legg Mason fund, provided the investor meets the eligibility criteria of that class of that fund. You can request an exchange in writing (including by Fax).

Important Information About Exchanges
In each case, the fund into which you are exchanging must be eligible for sale in your state of residence. Be sure to read the current prospectus for the fund into which you are exchanging.

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There is currently no fee for exchanges. An exchange of the fund's shares will be treated as a sale of the shares being redeemed, and any gain on the sale will generally be taxable.

The fund reserves the right to terminate or modify the exchange privilege after at least 60 days' prior written notice to shareholders.

If you hold shares through an intermediary, such as a securities brokerage firm, you may acquire shares of another Legg Mason fund by an exchange only if your intermediary has an agreement with the fund's distributor with respect to the class of shares of the Legg Mason fund that you seek to acquire.


 This supplement should be retained with your Prospectus for future reference.

                    This supplement is dated April 21, 2006.










LMF-091 SUPP #2 (4/06)